SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K15d5

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 31, 2003

Alliance Bancshares, Inc.
(Exact Name of Registrant as Specified in its Charter)

Georgia (State or Other Jurisdiction of Incorporation)	(Commission File Number)	58-2479875 (IRS Employer Identification No.)

210-214 West Morris Street
Dalton, Georgia 30720
(Address of Principal Executive offices)(Zip Code)

Registrant's Telephone Number, Including Area Code: (706) 279-1600

N/A
(Former Name or Former Address, if Changed Since Last Report)

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INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5. Other Events.

Alliance Bancshares, Inc., a Georgia corporation (the "Registrant"), was organized to enable its predecessor and sole subsidiary, Alliance National Bank, a national banking association organized under the laws of the United States of America (the "Bank"), to adopt a holding company organizational structure in accordance with the laws of the United States of America.

The holding company organizational structure was effected pursuant to a Plan of Reorganization (the "Reorganization Agreement") by and between the Registrant and the Bank. The Reorganization Agreement provided for a share exchange whereby each outstanding share of common stock in the Bank was exchanged for one share of common stock in the Registrant (the "Reorganization"). By virtue of the Reorganization, which was consummated effective December 31, 2003, the prior shareholders of the Bank now hold the same number of shares of common stock of the Registrant as the number of previously held shares in the Bank and the Registrant now holds the number of common shares of the Bank that were issued and outstanding immediately prior to the effective time of the Reorganization.

Additionally, each outstanding option and warrant to purchase shares of the Bank's common stock was automatically converted into an option or warrant to purchase, upon the same terms and conditions, an identical number of shares of the Registrant's common stock.

In the Reorganization, each stockholder received securities of the same class, evidencing the same proportional interests in the Registrant and having the same designations, rights, powers and preferences, and qualifications, limitations and restrictions, as those that the stockholder held in the Bank. Pursuant to the Georgia Business Corporation Code, the provisions of the articles of incorporation and bylaws of the Registrant are substantially identical to those of the Bank prior to the Reorganization. The designations, rights, powers and preferences of the capital stock of the Registrant and the qualifications, limitations and restrictions thereof are also substantially identical to those of the Bank's capital stock immediately prior to the Reorganization. The directors and executive officers of the Registrant are the same individuals who were directors and executive officers, respectively, of the Bank immediately prior to the Reorganization.

Upon consummation of the Reorganization, the Registrant is the successor issuer to the Bank and pursuant to Rule 15d-5 promulgated under the Securities Exchange Act of 1934, as amended (the "Act"), the Registrant is deemed to have assumed the Bank's duty to file reports pursuant to Section 15(d) of the Act. The Bank had the duty to file such reports with the Office of the Comptroller of the Currency under the rules and regulations of the OCC.

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ITEM 7. Financial Statements, Pro forma Financial Information and Exhibits.

(a) None.

(b) None.

(c) Exhibits:

The following exhibits are filed with this report on Form 8-K:

Exhibits	Description

2.1	Plan of Reorganization dated April 23, 2003 by and between the Registrant and Alliance National Bank
3.1	Articles of Incorporation of the Registrant, filed with the office of the Secretary of State of Georgia on April 10, 2003.
3.2	Bylaws of the Registrant, adopted as of April 23, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 5, 2004	ALLIANCE BANCSHARES, INC. By: /s/Daniel G. Rees Daniel G. Rees, Senior Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Document	Page

2.1	Plan of Reorganization dated April 23, 2003 by and between the Registrant and Alliance National Bank	5
3.1	Articles of Incorporation of the Registrant, filed with the office of the Secretary of State of Georgia on April 10, 2003.	13
3.2	Bylaws of the Registrant, adopted as of April 23, 2003.	17

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